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                                                                  August 7, 2000

Hanseatic Americas LDC
450 Park Avenue
New York, New York 10022

Environmental Opportunities Fund II LP
Environmental Opportunities Fund II
 (Institutional) LP
c/o Sanders Morris Harris
3100 Chase Tower
600 Travis Street
Houston, Texas 77002

Dear Sirs:

         Reference is hereby made to the Loan Agreement dated this date (the "Loan Agreement") proposed to be entered into among us, pursuant to Section 2.10 of which the Borrower is obligated to issue certain Additional Warrants in the event the Notes are not satisfied on or prior to the Maturity Date. Capitalized terms utilized herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. To the extent that any provisions hereof are inconsistent with the Loan Agreement, the provisions hereof shall amend and supersede the Loan Agreement as applicable.

         Each of you, together with the undersigned concurring shareholders, holding in excess of a majority of the voting power of all securities of the Borrower entitled to vote thereon, hereby agree, forthwith upon request of the Borrower or any Lender, to approve and consent to in all respects the issuance by the Borrower of the Additional Warrants in accordance with the provisions of the Loan Agreement. Each of you, and such concurring shareholders, agree to take such further action in evidence of such approval and consent reasonably requested by the Borrower or any Lender, including, without limitation, exercising the voting and/or consensual rights attendant to any and all securities of the Borrower, at any meeting of the shareholders of the Borrower or in any written consent of shareholders of the Borrower, in favor of such approval and consent.

         Without limiting the foregoing, each of you acknowledges that the issuance of the Additional Warrants shall be subject to such shareholder approvals applicable thereto as may be required by the rules (the "Rules") of the National Association of Securities Dealers Inc. governing The Nasdaq Stock Market.



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         The Borrower agrees forthwith, in accordance with the Rules: (i) to confirm in form satisfactory to each of you that, based on the provisions of this letter, no further approvals are required under the Rules in connection with the issuance of the Additional Warrants, or (ii) apply under the Rules for, and obtain, an appropriate exemption from any additional approvals, or (iii) in the absence of receipt of such exemption the Borrower shall use its best efforts forthwith to obtain such approvals in accordance with applicable law and the Rules.

                                          Very truly yours,

                                          SYSTEMONE TECHNOLOGIES, INC.

                                          By /s/ PAUL MANSUR
                                             --------------------------
AGREED:

HANSEATIC AMERICAS LDC

By: Hansabel Partners LLC

By: Hanseatic Corporation

By /s/ PAUL A. BIDDELMAN
  ---------------------------------
ENVIRONMENTAL OPPORTUNITIES FUND II LP

By: Fund II Mgt. Co., LLC,
    General Partner

By /s/ BRUCE R. MCMAKEN
  ---------------------------------

ENVIRONMENTAL OPPORTUNITIES FUND II
 (INSTITUTIONAL) LP

By: Fund II Mgt. Co., LLC,
    General Partner

By /s/ BRUCE R. MCMAKEN
  ---------------------------------

         The undersigned concurring shareholders agree to approve and consent to the matters set forth under the second paragraph above, and to take the actions specified under such paragraph, as if this letter had been addressed to them, respectively.

/s/ PIERRE MANSUR
  ---------------------------------
Pierre Mansur



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/s/ PAUL MANSUR
  ---------------------------------
Paul Mansur

ENVIRONMENTAL OPPORTUNITIES FUND (CAYMAN) LP

/s/ BRUCE R. MCMAKEN
  ---------------------------------

ENVIRONMENTAL OPPORTUNITIES FUND LP

/s/ BRUCE R. MCMAKEN
  ---------------------------------





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